November 21, 2000 $49,019,607.84 BANK NOTE

                 FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of BANK OF AMERICA, N.A. (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by

November 21, 2000 $24,509,803.92 BANK NOTE

                 FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of CITIBANK, N.A. (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by

November 21, 2000 $24,509,803.92 BANK NOTE

                FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of MELLON BANK, N.A. (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by

November 21, 2000 $144,607,843.14 BANK NOTE

                FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by

November 21, 2000 $37,254,901.96 BANK NOTE

                 FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of PNC BANK, N.A. (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by

November 21, 2000 $24,509,803.92 BANK NOTE

                FOR VALUE RECEIVED, the undersigned, POWER TRUST 2000-A ("Borrower"), promises to pay to the order of SUN TRUST BANK (the "Bank") the aggregate unpaid principal amount of the Loans made by the Bank to, or for the benefit of, the Borrower pursuant to the Loan Agreement referred to below, as recorded either on the grid attached to this Bank Note or in the records of the Bank Agent (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower's obligation to repay this Bank Note). The principal amount of the Loans evidenced hereby shall be repaid and prepaid in accordance with the Loan Agreement and must be repaid in full on or prior to the Final Date as provided in the Loan Agreement.

                The Borrower further promises to pay interest on the unpaid principal amount of this Bank Note from time to time outstanding, payable as provided in the Loan Agreement, at rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Bank Note shall be payable in lawful currency of the United States of America at the office of the Bank Agent or such other address as the holder hereof shall have designated to the Borrower, in immediately available funds.

               This Bank Note is the Bank Note referred to in that certain Committed Loan Agreement, dated as of November 21, 2000 (as it may be amended or modified from time to time, herein called the "Loan Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Bank of Nova Scotia, as Bank Agent for the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

This Bank Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.
IN WITNESS WHEREOF, the undersigned has caused this Bank Note to be executed by its duly authorized officer as of the day and year first above written.

POWER TRUST 2000-A By: Wilmington Trust Company, not in its individual capacity, but solely as trustee By: /S/ JAMES P. LAWLER Name James P. Lawler Title: Vice President

GRID ATTACHED TO BANK NOTE DATED NOVEMBER 21, 2000 OF POWER TRUST 2000-A AS BORROWER
Loans made by the Bank to the Borrower and payments of principal of such Loans.
Date	Amount of Loan	Interest Period	Interest Rate	Outstanding Principal Balance	Notation Made by